UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2007
TRANSACT TECHNOLOGIES INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	0-21121 (Commission file number)	06-1456680 (I.R.S. employer identification no.)

One Hamden Center
2319 Whitney Ave, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(203)859-6800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
The following information is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition” of Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
On August 6, 2007, TransAct Technologies Incorporated issued a press release announcing its financial results for the quarter ended June 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits:

Exhibit	Description
99.1	Press Release dated August 6, 2007 of TransAct Technologies Incorporated

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED
By:	/s/ Steven A. DeMartino
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Steven A. DeMartino Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Date: August 6, 2007

EXHIBIT LIST
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits:

Exhibit	Description
99.1	Press Release dated August 6, 2007 of TransAct Technologies Incorporated

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